UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2005

INTERMUNE, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

0-29801 (Commission File Number)	94-3296648 (IRS Employer Identification No.)
3280 Bayshore Boulevard
Brisbane, CA 94005
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (415) 466-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On November 30, 2005, the Board of Directors of InterMune, Inc. (“InterMune”) elected David S. Kabakoff, Ph.D., President and founder of Strategy Advisors LLC, to InterMune’s Board of Directors. InterMune’s Board of Directors has not determined the committees of the Board of Directors, if any, to which Mr. Kabakoff will be appointed. A copy of the press release concerning the foregoing is filed as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Number	Description
99.1	Press Release entitled “InterMune Elects David S. Kabakoff, Ph.D. to Board of Directors,” dated December 1, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMUNE, INC.
Dated: December 1, 2005	By:	/s/ Daniel G. Welch
Daniel G. Welch
Chief Executive Officer and President

EXHIBIT INDEX

Number	Description
99.1	Press Release entitled “InterMune Elects David S. Kabakoff, Ph.D. to Board of Directors,” dated December 1, 2005.